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                                                                EXHIBIT 10.1

                                                            [CONFORMED COPY]



                    AMENDED AND RESTATED CREDIT AGREEMENT


        AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 19, 1996 among RPM, INC. (the "Company") and the LENDERS listed on the signature pages hereof (the "Lenders").


                                 WITNESSETH:


        WHEREAS, the Company, the Lenders and The Chase Manhattan Bank
(National Association), as Administrative Agent (the "Administrative Agent") are parties to a Credit Agreement dated as of June 23, 1994 (as amended by Amendment No. 1 dated as of August 2, 1995, the "Credit Agreement"); and

        WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement", "the Credit Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended and restated hereby.

        SECTION 2. Amendment of Section 1.01 of the Credit Agreement. The definition of "Revolving Credit Period" in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

        "REVOLVING CREDIT PERIOD" shall mean the period from and including the date hereof to but not including July 19, 2001.


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        SECTION 3. Amendment of Pricing Schedule.  The Pricing Schedule is
amended and restated to read in its entirety as set forth in the attached Pricing Schedule.

        SECTION 4. Increase in Commitments. As of the date hereof, the Commitments shall be increased by $l00,000,000 to $250,000,000, and each Lender's Commitment shall be the amount set forth opposite its name on the signature pages hereof.

        SECTION 5. GOVERNING LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. Counterparts; Effectiveness.  This Amendment and
Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when the Administrative Agent shall have received:

                (a) duly executed counterparts hereof signed by the Company and the Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                (b) an opinion of Calfee, Halter & Griswold, counsel to the Company, substantially in the form of Exhibit A hereto;

                (c) a new Note for each Lender which has requested one prior to the date hereof, and

                (d) all documents the Administrative Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of the Credit Agreement as amended by this Amendment and Restatement, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

        SECTION 7. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.


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       IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.


                                  RPM, INC.


                                  By: /s/ Frank C. Sullivan
                                      -----------------------------------
                                      Name: Frank C. Sullivan
                                      Title: Executive Vice President and
Commitment                                   Chief Financial Officer
----------

$41,666,666.68                    THE CHASE MANHATTAN BANK
                                      (NATIONAL ASSOCIATION)


                                  By: /s/ Lawrence C. Shields
                                      -----------------------------------
                                      Name: Lawrence C. Shields
                                      Title: Managing Director


$37,500,000.00                    NATIONAL CITY BANK


                                  By: /s/ Terri L. Cable
                                      -----------------------------------
                                      Name: Terri L. Cable
                                      Title: Vice President


$37,500,000.00                    THE FIRST NATIONAL BANK
                                      OF CHICAGO


                                  By: /s/ James F. Gable
                                      -----------------------------------
                                      Name: James F. Gable
                                      Title: As Authorized Agent


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$29,166,666.67                   CREDIT LYONNAIS CHICAGO
                                      BRANCH


                                 By: /s/ Julie T. Kanak
                                     ------------------------------------
                                      Name: Julie T. Kanak
                                      Title: Vice President & Group Head



$20,833,333.33                   HARRIS TRUST AND SAVINGS BANK


                                 By: /s/ Jeffrey C. Nicholson
                                     ------------------------------------
                                      Name: Jeffrey C. Nicholson
                                      Title: Vice President


$20,833,333.33                   PNC BANK, NATIONAL ASSOCIATION


                                 By: /s/ Joseph G. Moran
                                     ------------------------------------
                                      Name: Joseph G. Moran
                                      Title: Vice President


$20,833,333.33                   KEYBANK NATIONAL ASSOCIATION


                                 By: /s/ Marianne T. Meil
                                     ------------------------------------
                                      Name: Marianne T. Meil
                                      Title: Assistant Vice President


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$20,833,333.33                   THE BOATMEN'S NATIONAL BANK
                                         OF ST. LOUIS


                                 By: /s/ John C. Solomon
                                     --------------------------------
                                      Name: John C. Solomon
                                      Title: Vice President



$20,833,333.33                   WACHOVIA BANK OF GEORGIA, N.A.



                                 By: /s/ Pendleton Whisnant
                                     --------------------------------
                                      Name: Pendleton Whisnant
                                      Title: Vice President






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                              PRICING SCHEDULE



        The "Applicable Margin" for each Type of Loan and the commitment fee rate for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


                     Level     Level      Level     Level      Level     Level
        Status         I        II         III       IV          V        VI
   ===========================================================================
   Euro-Dollar       .25%     .30%       .375%     .45%       .60%       .875
   Loans

   CD Loans          .375%    .425%      .50%      .575%      .725%      1.0%

   Commitment        .075%    .10%       .125%     .175%      .225%      .35%
   Fee Rate

   Base Rate          0%       0%         0%         0%       0%          0%
   Loans
   ===========================================================================


        For purposes of this Schedule, the following terms have the following meanings:

        "Applicable Indebtedness" means senior unsecured long-term debt of the Company.

        "Level I Status" exists at any date if, at such date, the Applicable Indebtedness is rated A- or higher by S&P and A3 or higher by Moody's.

        "Level II Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated BBB+ or higher by S&P and Baal or higher by Moody's and (ii) Level I Status does not exist.

        "Level III Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) neither Level I Status nor Level II Status exists.


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        "Level IV Status" exists at any date if, at such date, (i) the
Applicable Indebtedness is rated BBB- or higher by S&P and Baa3 or higher by Moody's and (ii) none of Level I Status, Level II Status or Level III Status exists.

        "Level V Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated BB+ or higher by S&P and Bal or higher by Moody's and (ii) none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

        "Level VI Status" exists at any date if, at such date, no other Status exists.

        "Moody's" means Moody's Investors Service, Inc.

        "S&P" means Standard & Poor's Corporation.

        "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at any date.

The credit ratings to be utilized for purposes of this Schedule are those assigned to senior unsecured long-term debt securities without third-party credit enhancement, and any rating assigned to any other debt security shall be disregarded. The rating, in effect at any date is that in effect at the close of business on such date.









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